UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 1, 2006

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2006 Heritage Financial Corporation (Heritage), Olympia, Washington entered into a new employment contract with Heritage’s President and CEO Brian L. Vance. The contract is effective on October 1, 2006 and provides that Mr. Vance serve as President and CEO of Heritage Financial Corporation for a term of three years ending September 30, 2009 after which time this agreement will automatically renew for additional terms of one year each. Subject to the terms and conditions set forth in the agreement, this agreement may be terminated by either party by giving written notice to the other party at least one year prior to the expiration date of the original term or any renewal term.

ITEM 9.01 – FINANCIAL STATEMENT AND EXHIBITS

(d)	The Employment Agreement between Heritage and Brian L. Vance dated 10/01/2006 is attached as Exhibit 10.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2006

HERITAGE FINANCIAL CORPORATION

By:	/s/ Donald V. Rhodes
Donald V. Rhodes Chairman

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